                                                                    Exhibit 99.1
                                TIME WARNER INC.
                             2003 TRENDING SCHEDULES
                              BASIS OF PRESENTATION

As a result of recent and pending transactions involving the Company's Music businesses, the results of the Music segment have been presented as a discontinued operation for all periods presented.

The Company utilizes Operating Income (Loss) before Depreciation and Amortization, among other measures, to evaluate the performance of its businesses. The Company also evaluates the performance of its businesses using Operating Income (Loss) before Depreciation and Amortization excluding the impact of non-cash impairments of goodwill and intangible assets and gains and losses on asset sales (referred to herein as Adjusted Operating Income (Loss) before Depreciation and Amortization). Both Operating Income (Loss) before Depreciation and Amortization and Adjusted Operating Income (Loss) before Depreciation and Amortization are considered important indicators of the operational strength of the Company's businesses.

Operating Income (Loss) before Depreciation and Amortization eliminates the uneven effect across all business segments of considerable amounts of non-cash depreciation of tangible assets and amortization of certain intangible assets that were recognized in business combinations. A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Moreover, Adjusted Operating Income (Loss) before Depreciation and Amortization does not reflect the diminution in value of goodwill and intangible assets or gains and losses on asset sales. Management evaluates the costs of such tangible and intangible assets, the impact of related impairments, as well as asset sales through other financial measures such as capital expenditures, and investment spending and return on capital.

The Company also utilizes Free Cash Flow to evaluate the performance of its businesses. Free Cash Flow is cash provided by continuing operations (as defined by accounting principles generally accepted in the United States) less capital expenditures and product development costs, principal payments on capital leases, dividends paid and partnership distributions, if any. Free Cash Flow is considered to be an important indicator of the Company's ability to reduce debt and make strategic investments.

Operating Income (Loss) before Depreciation and Amortization, Adjusted Operating Income (Loss) before Depreciation and Amortization and Free Cash Flow should be considered in addition to, not as a substitute for, the Company's Operating Income (Loss), Net Income (Loss) and various cash flow measures (e.g., Cash Provided by Operations), as well as other measures of financial performance reported in accordance with accounting principles generally accepted in the United States.

                                TIME WARNER INC.
                             2003 TRENDING SCHEDULES
         BUSINESS SEGMENT RESULTS & CONSOLIDATED STATEMENT OF OPERATIONS
                     (In millions, except per share amounts)
                                   (Unaudited)


                                                                      SCHEDULE 1




                                                   --------------------------------------
                                                              THREE MONTHS ENDED
                                                   ----------------------------------------
                                                                   MARCH 31,
                                                   --------------------------------------
                                                                                   Growth
                                                    2001        2002       2003     2003
                                                   -------    --------    -------  ------

Revenues:
AOL                                                $ 2,095    $  2,291    $ 2,197     -4%
Cable                                                1,401       1,683      1,842      9%
Filmed Entertainment                                 2,212       2,136      2,364     11%
Networks                                             1,699       1,786      2,092     17%
Publishing                                             929       1,081      1,152      7%
Intersegment elimination                              (350)       (422)      (411)     3%
                                                   -------    --------    -------  -----
Total revenues                                     $ 7,986    $  8,555    $ 9,236      8%
                                                   =======    ========    =======  =====

Operating Income Before Depreciation
  and Amortization:(1)
AOL                                                $   616    $    343    $   404     18%
Cable                                                  634         652        691      6%
Filmed Entertainment                                   113         181        251     39%
Networks                                               449         431        500     16%
Publishing                                             113         145        148      2%
Corporate                                              (78)       (106)      (101)     5%
Intersegment elimination                                (1)          2          5     NM
                                                   -------    --------    -------  -----
Operating Income Before Depreciation
  and Amortization                                 $ 1,846    $  1,648    $ 1,898     15%

Depreciation                                          (377)       (490)      (601)   -23%

Amortization                                        (1,558)       (121)      (132)    -9%
                                                   -------    --------    -------  -----
Operating income (loss)                                (89)      1,037      1,165     12%

Interest expense, net                                 (308)       (368)      (460)   -25%

Other income (expense), net                           (871)       (648)        94     NM

Minority interest income (expense)                       5         (31)       (56)   -81%
                                                   -------    --------    -------  -----
Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of accounting change                        (1,263)        (10)       743     NM
Income tax provision                                    71          (1)      (313)    NM
                                                   -------    --------    -------  -----

Income (loss) before discontinued operations
 and cumulative effect of accounting change         (1,192)        (11)       430     NM
Discontinued operations, net of tax                   (177)          2        (34)    NM
                                                   -------    --------    -------  -----
Income (loss) before cumulative effect of
 accounting change                                  (1,369)         (9)       396     NM
Cumulative effect of accounting change                  --     (54,235)        --     NM
                                                   -------    --------    -------  -----
Net income (loss)                                  $(1,369)   $(54,244)   $   396     NM
                                                   =======    ========    =======  =====



Basic income (loss) per common share before
 discontinued operations and cumulative effect
 of accounting change                              $ (0.27)   $     --    $  0.10     NM
                                                   =======    ========    =======  =====

Basic net income (loss) per common share           $ (0.31)   $ (12.25)   $  0.09     NM
                                                   =======    ========    =======  =====

Diluted income (loss) per common share
  before discontinued operations and
  cumulative effect of accounting change           $ (0.27)   $     --    $  0.10     NM
                                                   =======    ========    =======  =====

Diluted net income (loss) per common share         $ (0.31)   $ (12.25)   $  0.09     NM
                                                   =======    ========    =======  =====

Basic average common shares                        4,412.7     4,429.3    4,483.2     NM
                                                   =======    ========    =======  =====

Diluted average common shares                      4,412.7     4,429.3    4,524.9     NM
                                                   =======    ========    =======  =====


                                                   -------------------------------------
                                                             THREE MONTHS ENDED
                                                   -------------------------------------
                                                                   JUNE 30,
                                                   -------------------------------------
                                                                                  Growth
                                                    2001       2002       2003     2003
                                                   -------    -------    -------  ------

Revenues:
AOL                                                $ 2,105    $ 2,266    $ 2,132      -6%
Cable                                                1,478      1,762      1,923       9%
Filmed Entertainment                                 1,893      2,386      2,757      16%
Networks                                             1,828      1,957      2,155      10%
Publishing                                           1,155      1,396      1,421       2%
Intersegment elimination                              (367)      (386)      (466)    -21%
                                                   -------    -------    -------   -----
Total revenues                                     $ 8,092    $ 9,381    $ 9,922       6%
                                                   =======    =======    =======   =====

Operating Income Before Depreciation
  and Amortization:(1)
AOL                                                $   794    $   474    $   431      -9%
Cable                                                  640        675        752      11%
Filmed Entertainment                                   250        328        407      24%
Networks                                               444        420        359     -15%
Publishing                                             271        337        230     -32%
Corporate                                              (71)       (80)      (112)    -40%
Intersegment elimination                               (22)        11         (7)     NM
                                                   -------    -------    -------   -----
Operating Income Before Depreciation
  and Amortization                                 $ 2,306    $ 2,165    $ 2,060      -5%

Depreciation                                          (403)      (544)      (631)    -16%

Amortization                                        (1,561)      (130)      (150)    -15%
                                                   -------    -------    -------   -----
Operating income (loss)                                342      1,491      1,279     -14%

Interest expense, net                                 (331)      (436)      (478)    -10%

Other income (expense), net                           (217)      (315)     1,112      NM

Minority interest income (expense)                       1        (53)       (60)    -13%
                                                   -------    -------    -------   -----
Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of accounting change                          (205)       687      1,853      NM
Income tax provision                                  (350)      (298)      (792)     NM
                                                   -------    -------    -------   -----

Income (loss) before discontinued operations
 and cumulative effect of accounting change           (555)       389      1,061      NM
Discontinued operations, net of tax                   (182)         7          3      NM
                                                   -------    -------    -------   -----
Income (loss) before cumulative effect of
 accounting change                                    (737)       396      1,064      NM
Cumulative effect of accounting change                  --         --         --      NM
                                                   -------    -------    -------   -----
Net income (loss)                                  $  (737)   $   396    $ 1,064      NM
                                                   =======    =======    =======   =====



Basic income (loss) per common share before
 discontinued operations and cumulative effect
 of accounting change                              $ (0.13)   $  0.09    $  0.24      NM
                                                   =======    =======    =======   =====

Basic net income (loss) per common share           $ (0.17)   $  0.09    $  0.24      NM
                                                   =======    =======    =======   =====

Diluted income (loss) per common share
  before discontinued operations and
  cumulative effect of accounting change           $ (0.13)   $   0.09    $  0.23     NM
                                                   =======    ========    =======  =====


Diluted net income (loss) per common share         $ (0.17)   $  0.09    $  0.23      NM
                                                   =======    =======    =======   =====

Basic average common shares                        4,434.9    4,454.1    4,500.5      NM
                                                   =======    =======    =======   =====

Diluted average common shares                      4,434.9    4,528.2    4,648.9      NM
                                                   =======    =======    =======   =====


                                                   ------------------------------------
                                                           THREE MONTHS ENDED
                                                   ------------------------------------
                                                               SEPTEMBER 30,
                                                   ------------------------------------
                                                                                 Growth
                                                    2001      2002      2003      2003
                                                   -------   -------   -------   ------

Revenues:
AOL                                                $ 2,173   $ 2,215   $ 2,115      -5%
Cable                                                1,525     1,753     1,931      10%
Filmed Entertainment                                 2,112     2,643     2,468      -7%
Networks                                             1,663     1,832     2,019      10%
Publishing                                           1,095     1,353     1,327      -2%
Intersegment elimination                              (398)     (663)     (357)     46%
                                                   -------   -------   -------   -----
Total revenues                                     $ 8,170   $ 9,133   $ 9,503       4%
                                                   =======   =======   =======   =====

Operating Income Before Depreciation
  and Amortization:(1)
AOL                                                $   602   $   365   $   371       2%
Cable                                                  650       680       752      11%
Filmed Entertainment                                   307       331       390      18%
Networks                                               450       520       566       9%
Publishing                                             196       276       230     -17%
Corporate                                              (74)      (97)     (109)    -12%
Intersegment elimination                               (36)      (79)      (12)     NM
                                                   -------   -------   -------   -----
Operating Income Before Depreciation
  and Amortization                                 $ 2,095   $ 1,996   $ 2,188      10%

Depreciation                                          (422)      (567)    (638)    -13%

Amortization                                        (1,573)      (136)    (148)     -9%
                                                   -------   -------   -------   -----
Operating income (loss)                                100     1,293     1,402       8%

Interest expense, net                                 (330)     (485)     (463)      5%

Other income (expense), net                           (401)     (831)       44      NM

Minority interest income (expense)                      12       (55)      (59)     -7%
                                                   -------   -------   -------   -----
Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of accounting change                          (619)      (78)       924    NM
Income tax provision                                  (176)       24       (373)   NM
                                                   -------   -------    ------- -----

Income (loss) before discontinued operations
 and cumulative effect of accounting change           (795)      (54)       551    NM
Discontinued operations, net of tax                   (202)      111          2    NM
                                                   -------   -------    ------- -----
Income (loss) before cumulative effect of
 accounting change                                    (997)       57        553    NM
Cumulative effect of accounting change                  --        --        (12)   NM
                                                   -------   -------    ------- -----
Net income (loss)                                  $  (997)  $    57    $   541    NM
                                                   -------   -------    ------- ------



Basic income (loss) per common share before
 discontinued operations and cumulative effect
 of accounting change                              $ (0.17)   $ (0.01)   $  0.12    NM
                                                   =======    =======    ======= =====

Basic net income (loss) per common share           $ (0.22)   $  0.01    $  0.12    NM
                                                   =======    =======    ======= =====

Diluted income (loss) per common share
  before discontinued operations and
  cumulative effect of accounting change           $ (0.17)   $ (0.01)   $  0.12    NM
                                                   =======    ========   ======= =====


Diluted net income (loss) per common share         $ (0.22)   $  0.01    $  0.12    NM
                                                   =======    =======    ======= =====

Basic average common shares                        4,439.9    4,464.2    4,514.7    NM
                                                   =======    =======    ======= =====

Diluted average common shares                      4,439.9    4,507.0    4,677.3    NM
                                                   =======    =======    ======= =====


                                                  -------------------------------------------
                                                             THREE MONTHS ENDED
                                                  -------------------------------------------
                                                                  DECEMBER 31,
                                                  -------------------------------------------
                                                                                      Growth
                                                     2001      2002        2003        2003
                                                   -------   --------    --------    --------

Revenues:
AOL                                               $ 2,242    $  2,322
Cable                                               1,624       1,837
Filmed Entertainment                                2,542       2,875
Networks                                            1,860       2,080
Publishing                                          1,510       1,592
Intersegment elimination                             (519)       (461)
                                                  -------    --------    --------     -------
Total revenues                                    $ 9,259    $ 10,245
                                                  =======    ========    ========     =======

Operating Income Before Depreciation
  and Amortization:(1)
AOL                                               $   701    $(33,139)
Cable                                                 704      (9,806)
Filmed Entertainment                                  347         392
Networks                                              454         661
Publishing                                            329         397
Corporate                                             (84)       (115)
Intersegment elimination                              (27)         10
                                                  -------    --------    --------     -------

Operating Income Before Depreciation
  and Amortization                                $ 2,424    $(41,600)

Depreciation                                         (451)       (605)

Amortization                                       (1,674)       (170)
                                                  -------    --------    --------     -------

Operating income (loss)                               299     (42,375)

Interest expense, net                                (347)       (469)

Other income (expense), net                        (1,969)       (653)

Minority interest income (expense)                     28        (139)
                                                  -------    --------    --------     -------

Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of accounting change                       (1,989)    (43,636)
Income tax provision                                  310        (137)
                                                  -------    --------    --------     -------



Income (loss) before discontinued operations
 and cumulative effect of accounting change        (1,679)    (43,773)
Discontinued operations, net of tax                  (152)     (1,132)
                                                  -------    --------    --------     -------
Income (loss) before cumulative effect of
 accounting change                                 (1,831)    (44,905)
Cumulative effect of accounting change                 --          --
                                                  -------    --------    --------     -------
Net income (loss)                                 $(1,831)   $(44,905)
                                                  -------    --------    ========     =======

Basic income (loss) per common share before
 discontinued operations and cumulative effect
 of accounting change                             $ (0.38)   $  (9.79)
                                                  =======    ========    ========     =======

Basic net income (loss) per common share          $ (0.41)   $ (10.04)
                                                  =======    ========    ========     =======

Diluted income (loss) per common share
 before discontinued operations and
 cumulative effect of accounting change           $ (0.38)   $  (9.79)
                                                  =======    ========    ========     =======

Diluted net income (loss) per common share        $ (0.41)   $ (10.04)
                                                  =======    ========    ========     =======

Basic average common shares                       4,428.8     4,472.0
                                                  =======    ========    ========     =======

Diluted average common shares                     4,428.8     4,472.0
                                                  =======    ========    ========     =======



                                                      ---------------------------------------------
                                                                      YEARS ENDED
                                                      ---------------------------------------------
                                                                      DECEMBER 31,
                                                      ---------------------------------------------
                                                                                           Growth
                                                        2001        2002       2003         2003
                                                      --------    --------    --------    --------
Revenues:
AOL                                                   $  8,615    $  9,094
Cable                                                    6,028       7,035
Filmed Entertainment                                     8,759      10,040
Networks                                                 7,050       7,655
Publishing                                               4,689       5,422
Intersegment elimination                                (1,634)     (1,932)
                                                      --------    --------   --------    --------
Total revenues                                        $ 33,507    $ 37,314
                                                      ========    ========   ========    ========

Operating Income Before Depreciation
  and Amortization:(1)
AOL                                                   $  2,713    $(31,957)
Cable                                                    2,628      (7,799)
Filmed Entertainment                                     1,017       1,232
Networks                                                 1,797       2,032
Publishing                                                 909       1,155
Corporate                                                 (307)       (398)
Intersegment elimination                                   (86)        (56)
                                                      --------    --------   --------    --------
Operating Income Before Depreciation
  and Amortization                                    $  8,671    $(35,791)

Depreciation                                            (1,653)     (2,206)

Amortization                                            (6,366)       (557)
                                                      --------    --------   --------    --------
Operating income (loss)                                    652     (38,554)

Interest expense, net                                   (1,316)     (1,758)

Other income (expense), net                             (3,458)     (2,447)

Minority interest income (expense)                          46        (278)
                                                      --------    --------   --------    --------
Income (loss) before income taxes,
 discontinued operations and cumulative
 effect of accounting change                            (4,076)    (43,037)
Income tax provision                                      (145)       (412)
                                                      --------    --------   --------    --------

Income (loss) before discontinued operations
 and cumulative effect of accounting change             (4,221)    (43,449)
Discontinued operations, net of tax                       (713)     (1,012)
                                                      --------    --------   --------    --------
Income (loss) before cumulative effect of
 accounting change                                      (4,934)    (44,461)
Cumulative effect of accounting change                      --     (54,235)
                                                      --------    --------   --------    --------
Net income (loss)                                     $ (4,934)   $(98,696)
                                                      ========    ========

Basic income (loss) per common share before
 discontinued operations and cumulative effect
 of accounting change                                 $  (0.95)   $  (9.75)
                                                      ========    ========   ========    ========

Basic net income (loss) per common share              $  (1.11)   $ (22.15)
                                                      ========    ========   ========    ========

Diluted income (loss) per common share
 before discontinued operations and
 cumulative effect of accounting change               $ (0.95)    $  (9.75)
                                                      =======     ========    ========     =======

Diluted net income (loss) per common share            $  (1.11)   $ (22.15)
                                                      ========    ========   ========    ========

Basic average common shares                            4,429.1     4,454.9
                                                      ========    ========   ========    ========

Diluted average common shares                          4,429.1     4,454.9
                                                      ========    ========   ========    ========


(1) See reconciliation of Operating Income Before Depreciation and Amortization and by segment to operating income (loss) by segment - Schedule 3.

                                                                      SCHEDULE 2
                                TIME WARNER INC.
                             2003 TRENDING SCHEDULES
                                    REVENUES
                            (IN MILLIONS; UNAUDITED)

                                  THREE MONTHS ENDED
                           --------------------------------
                                       MARCH 31,
                           --------------------------------

                             2001        2002        2003
                           --------    --------    --------

AOL
---
Subscriptions              $  1,252    $  1,717    $  1,898
Advertising                     608         389         226
Content                          --          --          --
Other                           235         185          73
                           --------    --------    --------
       Total               $  2,095    $  2,291    $  2,197
                           ========    ========    ========

CABLE
-----
Subscriptions              $  1,307    $  1,530    $  1,740
Advertising                      94         153         102
Content                          --          --          --
Other                            --          --          --
                           --------    --------    --------
       Total               $  1,401    $  1,683    $  1,842
                           ========    ========    ========


FILMED ENTERTAINMENT
--------------------
Subscriptions              $     --    $     --    $     --
Advertising                       3           2           2
Content                       2,095       2,079       2,295
Other                           114          55          67
                           --------    --------    --------
       Total               $  2,212    $  2,136    $  2,364
                           ========    ========    ========

NETWORKS
--------
Subscriptions              $    977    $  1,067    $  1,119
Advertising                     537         522         566
Content                         132         152         356
Other                            53          45          51
                           --------    --------    --------
       Total               $  1,699    $  1,786    $  2,092
                           ========    ========    ========

PUBLISHING
----------
Subscriptions(1)           $    198    $    248    $    301
Advertising                     460         474         520
Content                          90         122         113
Other                           181         237         218
                           --------    --------    --------
       Total               $    929    $  1,081    $  1,152
                           ========    ========    ========

INTERSEGMENT ELIMINATION
------------------------
Subscriptions              $    (95)   $    (95)   $   (123)
Advertising                     (72)       (132)        (78)
Content                        (180)       (168)       (187)
Other                            (3)        (27)        (23)
                           --------    --------    --------
       Total               $   (350)   $   (422)   $   (411)
                           ========    ========    ========

TIME WARNER
-----------
Subscriptions              $  3,639    $  4,467    $  4,935
Advertising                   1,630       1,408       1,338
Content                       2,137       2,185       2,577
Other                           580         495         386
                           --------    --------    --------
       Total               $  7,986    $  8,555    $  9,236
                           ========    ========    ========

                               THREE MONTHS ENDED
                           --------------------------------
                                       JUNE 30,
                           --------------------------------

                             2001        2002        2003
                           --------    --------    --------

AOL
---
Subscriptions              $  1,284    $  1,786    $  1,901
Advertising                     606         342         179
Content                          --          --          --
Other                           215         138          52
                           --------    --------    --------
       Total               $  2,105    $  2,266    $  2,132
                           ========    ========    ========

CABLE
-----
Subscriptions              $  1,362    $  1,591    $  1,805
Advertising                     116         171         118
Content                          --          --          --
Other                            --          --          --
                           --------    --------    --------
       Total               $  1,478    $  1,762    $  1,923
                           ========    ========    ========


FILMED ENTERTAINMENT
--------------------
Subscriptions              $     --    $     --    $     --
Advertising                       3           2           2
Content                       1,783       2,337       2,715
Other                           107          47          40
                           --------    --------    --------
       Total               $  1,893    $  2,386    $  2,757
                           ========    ========    ========

NETWORKS
--------
Subscriptions              $  1,009    $  1,077    $  1,143
Advertising                     630         659         772
Content                         137         170         195
Other                            52          51          45
                           --------    --------    --------
       Total               $  1,828    $  1,957    $  2,155
                           ========    ========    ========

PUBLISHING
----------
Subscriptions(1)           $    275    $    395    $    394
Advertising                     593         637         651
Content                          95         114         130
Other                           192         250         246
                           --------    --------    --------
       Total               $  1,155    $  1,396    $  1,421
                           ========    ========    ========

INTERSEGMENT ELIMINATION
------------------------
Subscriptions              $    (91)   $   (102)   $   (125)
Advertising                     (94)       (132)        (44)
Content                        (179)       (123)       (269)
Other                            (3)        (29)        (28)
                           --------    --------    --------
       Total               $   (367)   $   (386)   $   (466)
                           ========    ========    ========

TIME WARNER
-----------
Subscriptions              $  3,839    $  4,747    $  5,118
Advertising                   1,854       1,679       1,678
Content                       1,836       2,498       2,771
Other                           563         457         355
                           --------    --------    --------
       Total               $  8,092    $  9,381    $  9,922
                           ========    ========    ========

                                THREE MONTHS ENDED
                          ---------------------------------
                                    SEPTEMBER 30,
                          --------------------------------

                            2001        2002        2003
                          --------    --------    --------

AOL
---
Subscriptions             $  1,374    $  1,827    $  1,892
Advertising                    547         267         178
Content                         --          --          --
Other                          252         121          45
                          --------    --------    --------
       Total              $  2,173    $  2,215    $  2,115
                          ========    ========    ========

CABLE
-----
Subscriptions             $  1,381    $  1,601    $  1,816
Advertising                    144         152         115
Content                         --          --          --
Other                           --          --          --
                          --------    --------    --------
       Total              $  1,525    $  1,753    $  1,931
                          ========    ========    ========


FILMED ENTERTAINMENT
--------------------
Subscriptions             $     --    $     --    $     --
Advertising                      2           3           1
Content                      2,019       2,589       2,446
Other                           91          51          21
                          --------    --------    --------
       Total              $  2,112    $  2,643    $  2,468
                          ========    ========    ========

NETWORKS
--------
Subscriptions             $  1,003    $  1,084    $  1,181
Advertising                    485         529         603
Content                        126         171         184
Other                           49          48          51
                          --------    --------    --------
       Total              $  1,663    $  1,832    $  2,019
                          ========    ========    ========

PUBLISHING
----------
Subscriptions(1)          $    308    $    414    $    393
Advertising                    489         575         565
Content                        128         132         123
Other                          170         232         246
                          --------    --------    --------
       Total              $  1,095    $  1,353    $  1,327
                          ========    ========    ========

INTERSEGMENT ELIMINATION
------------------------
Subscriptions             $    (96)   $   (108)   $   (132)
Advertising                    (97)       (138)        (38)
Content                       (205)       (383)       (162)
Other                           --         (34)        (25)
                          --------    --------    --------
       Total              $   (398)   $   (663)   $   (357)
                          ========    ========    ========

TIME WARNER
-----------
Subscriptions             $  3,970    $  4,818    $  5,150
Advertising                  1,570       1,388       1,424
Content                      2,068       2,509       2,591
Other                          562         418         338
                          --------    --------    --------
       Total              $  8,170    $  9,133    $  9,503
                          ========    ========    ========


                                  THREE MONTHS ENDED
                             ---------------------------------
                                       DECEMBER 31,
                             --------------------------------

                               2001        2002        2003
                             --------    --------    --------

AOL
---
Subscriptions                $  1,443    $  1,886
Advertising                       520         318
Content                            --          --
Other                             279         118
                             --------    --------    --------
       Total                 $  2,242    $  2,322
                             ========    ========    ========

CABLE
-----
Subscriptions                $  1,432    $  1,652
Advertising                       192         185
Content                            --          --
Other                              --          --
                             --------    --------    --------
       Total                 $  1,624    $  1,837
                             ========    ========    ========


FILMED ENTERTAINMENT
--------------------
Subscriptions                $     --    $     --
Advertising                         4           3
Content                         2,481       2,819
Other                              57          53
                             --------    --------    --------
       Total                 $  2,542    $  2,875
                             ========    ========    ========

NETWORKS
--------
Subscriptions                $    999    $  1,082
Advertising                       613         713
Content                           194         243
Other                              54          42
                             --------    --------    --------
       Total                 $  1,860    $  2,080
                             ========    ========    ========

PUBLISHING
----------
Subscriptions(1)             $    426    $    427
Advertising                       697         736
Content                           152         145
Other                             235         284
                             --------    --------    --------
       Total                 $  1,510    $  1,592
                             ========    ========    ========

INTERSEGMENT ELIMINATION
------------------------
Subscriptions                $    (91)   $   (120)
Advertising                      (211)       (131)
Content                          (214)       (183)
Other                              (3)        (27)
                             --------    --------    --------
       Total                 $   (519)   $   (461)
                             ========    ========    ========

TIME WARNER
-----------
Subscriptions                $  4,209    $  4,927
Advertising                     1,815       1,824
Content                         2,613       3,024
Other                             622         470
                             --------    --------    --------
       Total                 $  9,259    $ 10,245
                             ========    ========    ========


                                       YEARS ENDED
                            --------------------------------
                                       DECEMBER 31,
                            --------------------------------

                              2001        2002        2003
                            --------    --------    --------

AOL
---
Subscriptions               $  5,353    $  7,216
Advertising                    2,281       1,316
Content                           --          --
Other                            981         562
                            --------    --------    --------
       Total                $  8,615    $  9,094
                            ========    ========    ========

CABLE
-----
Subscriptions               $  5,482    $  6,374
Advertising                      546         661
Content                           --          --
Other                             --          --
                            --------    --------    --------
       Total                $  6,028    $  7,035
                            ========    ========    ========


FILMED ENTERTAINMENT
--------------------
Subscriptions               $     --    $     --
Advertising                       12          10
Content                        8,378       9,824
Other                            369         206
                            --------    --------    --------
       Total                $  8,759    $ 10,040
                            ========    ========    ========

NETWORKS
--------
Subscriptions               $  3,988    $  4,310
Advertising                    2,265       2,423
Content                          589         736
Other                            208         186
                            --------    --------    --------
       Total                $  7,050    $  7,655
                            ========    ========    ========

PUBLISHING
----------
Subscriptions(1)            $  1,207    $  1,484
Advertising                    2,239       2,422
Content                          465         513
Other                            778       1,003
                            --------    --------    --------
       Total                $  4,689    $  5,422
                            ========    ========    ========

INTERSEGMENT ELIMINATION
------------------------
Subscriptions               $   (373)   $   (425)
Advertising                     (474)       (533)
Content                         (778)       (857)
Other                             (9)       (117)
                            --------    --------    --------
       Total                $ (1,634)   $ (1,932)
                            ========    ========    ========

TIME WARNER
-----------
Subscriptions               $ 15,657    $ 18,959
Advertising                    6,869       6,299
Content                        8,654      10,216
Other                          2,327       1,840
                            --------    --------    --------
       Total                $ 33,507    $ 37,314
                            ========    ========    ========

(1) Subscription revenues at the Publishing Division includes revenues from newsstands circulation.

                                                                      SCHEDULE 3

                                TIME WARNER INC.
                             2003 TRENDING SCHEDULES
         RECONCILIATION OF ADJUSTED OPERATING INCOME BEFORE DEPRECIATION
                  AND AMORTIZATION TO OPERATING INCOME (LOSS)
                            (IN MILLIONS; UNAUDITED)




                                                                      THREE MONTHS ENDED
                                                                -------------------------------
                                                                           MARCH 31,
                                                                ------------------------------
                                                                  2001       2002       2003
                                                                --------   --------   --------

AOL
---
Adjusted Operating Income Before Depreciation and Amortization  $    616   $    343   $    404
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                616        343        404
Depreciation                                                        (101)      (128)      (171)
Amortization                                                         (34)       (41)       (39)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    481   $    174   $    194
                                                                ========   ========   ========

CABLE
-----
Adjusted Operating Income Before Depreciation and Amortization  $    634   $    652   $    691
Gain on disposition of assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                634        652        691
Depreciation                                                        (194)      (274)      (330)
Amortization                                                        (616)        --         (2)
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (176)  $    378   $    359
                                                                ========   ========   ========

FILMED ENTERTAINMENT
--------------------
Adjusted Operating Income Before Depreciation and Amortization  $    113   $    181   $    251
Gain on disposition of assets                                         --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                113        181        251
Depreciation                                                         (22)       (19)       (20)
Amortization                                                        (118)       (48)       (48)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (27)  $    114   $    183
                                                                ========   ========   ========

NETWORKS
--------
Adjusted Operating Income Before Depreciation and Amortization  $    449   $    431   $    500
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                449        431        500
Depreciation                                                         (39)       (39)       (45)
Amortization                                                        (474)        (3)        (3)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (64)  $    389   $    452
                                                                ========   ========   ========

PUBLISHING
----------
Adjusted Operating Income Before Depreciation and Amortization  $    113   $    145   $    148
Loss on Disposition of Assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                113        145        148
Depreciation                                                         (16)       (23)       (27)
Amortization                                                        (233)       (29)       (40)
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (136)  $     93   $     81
                                                                ========   ========   ========

CORPORATE
---------
Operating Income Before Depreciation and Amortization           $    (78)  $   (106)  $   (101)
Depreciation                                                          (5)        (7)        (8)
Amortization                                                         (83)        --         --
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (166)  $   (113)  $   (109)
                                                                ========   ========   ========

INTERSEGMENT ELIMINATION
------------------------
Operating Income Before Depreciation and Amortization           $     (1)  $      2   $      5
Depreciation                                                          --         --         --
Amortization                                                          --         --         --
                                                                --------   --------   --------
Operating Income (Loss)                                         $     (1)  $      2   $      5
                                                                ========   ========   ========

CONSOLIDATED TIME WARNER
------------------------
Adjusted Operating Income Before Depreciation and Amortization  $  1,846   $  1,648   $  1,898
Impairment of goodwill and other intangible assets                    --         --         --
Gain/(loss) on disposition of assets                                  --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              1,846      1,648      1,898
Depreciation                                                        (377)      (490)      (601)
Amortization                                                      (1,558)      (121)      (132)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (89)  $  1,037   $  1,165
                                                                ========   ========   ========


                                                                      THREE MONTHS ENDED
                                                                --------------------------------
                                                                           JUNE 30,
                                                                ------------------------------
                                                                  2001       2002       2003
                                                                --------   --------   --------

AOL
---
Adjusted Operating Income Before Depreciation and Amortization  $    794   $    474   $    431
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                794        474        431
Depreciation                                                         (98)      (159)      (177)
Amortization                                                         (32)       (41)       (44)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    664   $    274   $    210
                                                                ========   ========   ========

CABLE
-----
Adjusted Operating Income Before Depreciation and Amortization  $    640   $    675   $    752
Gain on disposition of assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                640        675        752
Depreciation                                                        (220)      (295)      (349)
Amortization                                                        (620)        (2)        (2)
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (200)  $    378   $    401
                                                                ========   ========   ========

FILMED ENTERTAINMENT
--------------------
Adjusted Operating Income Before Depreciation and Amortization  $    250   $    328   $    364
Gain on disposition of assets                                         --         --         43
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                250        328        407
Depreciation                                                         (23)       (19)       (23)
Amortization                                                        (119)       (47)       (54)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    108   $    262   $    330
                                                                ========   ========   ========

NETWORKS
--------
Adjusted Operating Income Before Depreciation and Amortization  $    444   $    420   $    537
Impairment of goodwill and other intangible assets                    --         --       (178)
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                444        420        359
Depreciation                                                         (39)       (42)       (47)
Amortization                                                        (479)        (8)        (9)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (74)  $    370   $    303
                                                                ========   ========   ========

PUBLISHING
----------
Adjusted Operating Income Before Depreciation and Amortization  $    271   $    337   $    329
Loss on Disposition of Assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --        (99)
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                271        337        230
Depreciation                                                         (17)       (23)       (25)
Amortization                                                        (231)       (32)       (41)
                                                                --------   --------   --------
Operating Income (Loss)                                         $     23   $    282   $    164
                                                                ========   ========   ========

CORPORATE
---------
Operating Income Before Depreciation and Amortization           $    (71)  $    (80)  $   (112)
Depreciation                                                          (6)        (6)       (10)
Amortization                                                         (80)        --         --
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (157)  $    (86)  $   (122)
                                                                ========   ========   ========

INTERSEGMENT ELIMINATION
------------------------
Operating Income Before Depreciation and Amortization           $    (22)  $     11   $     (7)
Depreciation                                                          --         --         --
Amortization                                                          --         --         --
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (22)  $     11   $     (7)
                                                                ========   ========   ========

CONSOLIDATED TIME WARNER
------------------------
Adjusted Operating Income Before Depreciation and Amortization  $  2,306   $  2,165   $  2,294
Impairment of goodwill and other intangible assets                    --         --       (277)
Gain/(loss) on disposition of assets                                  --         --         43
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              2,306      2,165      2,060
Depreciation                                                        (403)      (544)      (631)
Amortization                                                      (1,561)      (130)      (150)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    342   $  1,491   $  1,279
                                                                ========   ========   ========




                                                                      THREE MONTHS ENDED
                                                                 -----------------------------
                                                                        SEPTEMBER 30,
                                                                 -----------------------------
                                                                  2001       2002       2003
                                                                 -------   --------   --------


AOL
---
Adjusted Operating Income Before Depreciation and Amortization   $   602   $    365   $    371
Impairment of goodwill and other intangible assets                    --         --         --
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization                602        365        371
Depreciation                                                        (105)      (165)      (179)
Amortization                                                         (31)       (39)       (42)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $   466   $    161   $    150
                                                                 =======   ========   ========

CABLE
-----
Adjusted Operating Income Before Depreciation and Amortization   $   650   $    680   $    752
Gain on disposition of assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --         --
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization                650        680        752
Depreciation                                                        (234)      (307)      (355)
Amortization                                                        (618)        (3)        (3)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $  (202)  $    370   $    394
                                                                 =======   ========   ========

FILMED ENTERTAINMENT
--------------------
Adjusted Operating Income Before Depreciation and Amortization   $   307   $    331   $    390
Gain on disposition of assets                                         --         --         --
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization                307        331        390
Depreciation                                                         (21)       (19)       (20)
Amortization                                                        (118)       (48)       (51)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $   168   $    264   $    319
                                                                 =======   ========   ========

NETWORKS
--------
Adjusted Operating Income Before Depreciation and Amortization   $   450   $    520   $    607
Impairment of goodwill and other intangible assets                    --         --        (41)
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization                450        520        566
Depreciation                                                         (40)       (44)       (49)
Amortization                                                        (481)        (7)        (8)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $   (71)  $    469   $    509
                                                                 =======   ========   ========

PUBLISHING
----------
Adjusted Operating Income Before Depreciation and Amortization   $   196   $    276   $    230
Loss on Disposition of Assets                                         --         --         --
Impairment of goodwill and other intangible assets                    --         --         --
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization                196        276        230
Depreciation                                                         (16)       (25)       (28)
Amortization                                                        (234)       (39)       (44)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $  (54)  $    212   $    158
                                                                 =======   ========   ========

CORPORATE
---------
Operating Income Before Depreciation and Amortization            $   (74)  $    (97)  $   (109)
Depreciation                                                          (6)        (7)        (7)
Amortization                                                         (91)        --         --
                                                                 -------   --------   --------
Operating Income (Loss)                                          $  (171)  $   (104)  $   (116)
                                                                 =======   ========   ========

INTERSEGMENT ELIMINATION
------------------------
Operating Income Before Depreciation and Amortization            $   (36)  $    (79)  $    (12)
Depreciation                                                          --         --         --
Amortization                                                          --         --         --
                                                                 -------   --------   --------
Operating Income (Loss)                                          $   (36)  $    (79)  $    (12)
                                                                 =======   ========   ========

CONSOLIDATED TIME WARNER
------------------------
Adjusted Operating Income Before Depreciation and Amortization   $ 2,095   $  1,996   $  2,229
Impairment of goodwill and other intangible assets                    --         --        (41)
Gain/(loss) on disposition of assets                                  --         --         --
                                                                 -------   --------   --------
Operating Income Before Depreciation and Amortization              2,095      1,996      2,188
Depreciation                                                        (422)      (567)      (638)
Amortization                                                      (1,573)      (136)      (148)
                                                                 -------   --------   --------
Operating Income (Loss)                                          $   100   $  1,293   $  1,402
                                                                 =======   ========   ========



                                                                       THREE MONTHS ENDED
                                                                --------------------------------
                                                                           DECEMBER 31,
                                                                 ------------------------------
                                                                   2001       2002       2003
                                                                 --------   --------   --------


AOL
---
Adjusted Operating Income Before Depreciation and Amortization   $    701   $    350
Impairment of goodwill and other intangible assets                     --    (33,489)
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization                 701    (33,139)
Depreciation                                                         (118)      (172)
Amortization                                                          (44)       (40)
                                                                 --------   --------   --------
Operating Income (Loss)                                          $    539   $(33,351)
                                                                 ========   ========   ========

CABLE
-----
Adjusted Operating Income Before Depreciation and Amortization   $    704   $    738
Gain on disposition of assets                                          --          6
Impairment of goodwill and other intangible assets                     --    (10,550)
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization                 704     (9,806)
Depreciation                                                         (245)      (330)
Amortization                                                         (629)        (2)
                                                                 --------   --------   --------
Operating Income (Loss)                                          $   (170)  $(10,138)
                                                                 ========   ========   ========

FILMED ENTERTAINMENT
--------------------
Adjusted Operating Income Before Depreciation and Amortization   $    347   $    392
Gain on disposition of assets                                          --         --
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization                 347        392
Depreciation                                                          (23)       (22)
Amortization                                                         (123)       (48)
                                                                 --------   --------   --------
Operating Income (Loss)                                          $    201   $    322
                                                                 ========   ========   ========

NETWORKS
--------
Adjusted Operating Income Before Depreciation and Amortization   $    454   $    661
Impairment of goodwill and other intangible assets                     --         --
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization                 454        661
Depreciation                                                          (41)       (47)
Amortization                                                         (532)        (3)
                                                                 --------   --------   --------
Operating Income (Loss)                                          $   (119)  $    611
                                                                 ========   ========   ========

PUBLISHING
----------
Adjusted Operating Income Before Depreciation and Amortization   $    329   $    397
Loss on Disposition of Assets                                          --         --
Impairment of goodwill and other intangible assets                     --         --
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization                 329        397
Depreciation                                                          (21)       (26)
Amortization                                                         (237)       (77)
                                                                 --------   --------   --------
Operating Income (Loss)                                         $     71   $    294
                                                                 ========   ========   ========

CORPORATE
---------
Operating Income Before Depreciation and Amortization            $    (84)  $   (115)
Depreciation                                                           (3)        (8)
Amortization                                                         (109)        --
                                                                 --------   --------   --------
Operating Income (Loss)                                          $   (196)  $   (123)
                                                                 ========   ========   ========

INTERSEGMENT ELIMINATION
------------------------
Operating Income Before Depreciation and Amortization            $    (27)  $     10
Depreciation                                                           --         --
Amortization                                                           --         --
                                                                 --------   --------   --------
Operating Income (Loss)                                          $    (27)  $     10
                                                                 ========   ========   ========

CONSOLIDATED TIME WARNER
------------------------
Adjusted Operating Income Before Depreciation and Amortization   $  2,424   $  2,433
Impairment of goodwill and other intangible assets                     --    (44,039)
Gain/(loss) on disposition of assets                                   --          6
                                                                 --------   --------   --------
Operating Income Before Depreciation and Amortization               2,424    (41,600)
Depreciation                                                         (451)      (605)
Amortization                                                       (1,674)      (170)
                                                                 --------   --------   --------
Operating Income (Loss)                                          $    299   $(42,375)
                                                                 ========   ========   ========




                                                                         YEARS ENDED
                                                                ------------------------------
                                                                         DECEMBER 31,
                                                                ------------------------------
                                                                  2001       2002       2003
                                                                --------   --------   --------

AOL
---
Adjusted Operating Income Before Depreciation and Amortization  $  2,713   $  1,532
Impairment of goodwill and other intangible assets                    --    (33,489)
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              2,713    (31,957)
Depreciation                                                        (422)      (624)
Amortization                                                        (141)      (161)
                                                                --------   --------   --------
Operating Income (Loss)                                         $  2,150   $(32,742)
                                                                ========   ========   ========

CABLE
-----
Adjusted Operating Income Before Depreciation and Amortization  $  2,628   $  2,745
Gain on disposition of assets                                         --          6
Impairment of goodwill and other intangible assets                    --    (10,550)
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              2,628     (7,799)
Depreciation                                                        (893)    (1,206)
Amortization                                                      (2,483)        (7)
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (748)  $ (9,012)
                                                                ========   ========   ========

FILMED ENTERTAINMENT
--------------------
Adjusted Operating Income Before Depreciation and Amortization  $  1,017   $  1,232
Gain on disposition of assets                                         --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              1,017      1,232
Depreciation                                                         (89)       (79)
Amortization                                                        (478)      (191)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    450   $    962
                                                                ========   ========   ========

NETWORKS
--------
Adjusted Operating Income Before Depreciation and Amortization  $  1,797   $  2,032
Impairment of goodwill and other intangible assets                    --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              1,797      2,032
Depreciation                                                        (159)      (172)
Amortization                                                      (1,966)       (21)
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (328)  $  1,839
                                                                ========   ========   ========

PUBLISHING
----------
Adjusted Operating Income Before Depreciation and Amortization  $    909   $  1,155
Loss on Disposition of Assets                                         --         --
Impairment of goodwill and other intangible assets                    --         --
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization                909      1,155
Depreciation                                                         (70)       (97)
Amortization                                                        (935)      (177)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (96)  $    881
                                                                ========   ========   ========

CORPORATE
---------
Operating Income Before Depreciation and Amortization           $   (307)  $   (398)
Depreciation                                                         (20)       (28)
Amortization                                                        (363)        --
                                                                --------   --------   --------
Operating Income (Loss)                                         $   (690)  $   (426)
                                                                ========   ========   ========

INTERSEGMENT ELIMINATION
------------------------
Operating Income Before Depreciation and Amortization           $    (86)  $    (56)
Depreciation                                                          --         --
Amortization                                                          --         --
                                                                --------   --------   --------
Operating Income (Loss)                                         $    (86)  $    (56)
                                                                ========   ========   ========

CONSOLIDATED TIME WARNER
------------------------
Adjusted Operating Income Before Depreciation and Amortization  $  8,671   $  8,242
Impairment of goodwill and other intangible assets                    --    (44,039)
Gain/(loss) on disposition of assets                                  --          6
                                                                --------   --------   --------
Operating Income Before Depreciation and Amortization              8,671    (35,791)
Depreciation                                                      (1,653)    (2,206)
Amortization                                                      (6,366)      (557)
                                                                --------   --------   --------
Operating Income (Loss)                                         $    652   $(38,554)
                                                                ========   ========   ========




Note: Adjusted Operating Income Before Depreciation and Amortization excludes impairments of goodwill and other intangible assets and the gains and losses on disposition of assets.

                                                                      SCHEDULE 4

                                TIME WARNER INC.
  SUMMARY OF MERGER AND RESTRUCTURING COSTS, IMPAIRMENT OF GOODWILL AND OTHER
            INTANGIBLE ASSETS, GAINS ON DISPOSITION OF ASSETS, GAINS
                       (LOSSES) ON INVESTMENTS, AND OTHER
                            (IN MILLIONS; UNAUDITED)



                                                                      THREE MONTHS ENDED
                                                                ---------------------------------
                                                                            MARCH 31,
                                                                --------------------------------
                                                                  2001        2002       2003
                                                                ---------   ---------  ---------
 MERGER AND RESTRUCTURING COSTS:
 AOL                                                            $     (67)  $     (75) $      (4)
 Cable                                                                 --          --         --
 Filmed Entertainment                                                  --          --         --
 Networks                                                              --          --         (8)
 Publishing                                                            --          --        (12)
 Corporate                                                             (4)        (27)        --
                                                                ---------   ---------  ---------

 Total merger and restructuring costs                           $     (71)  $    (102) $     (24)
                                                                =========   =========  =========

 IMPAIRMENT OF GOODWILL AND OTHER INTANGIBLE ASSETS:
 AOL                                                            $      --   $      --  $      --
 Cable                                                                 --          --         --
 Networks                                                              --          --         --
 Publishing                                                            --          --         --
 Corporate                                                             --          --         --
                                                                ---------   ---------  ---------
 Total impairment of goodwill and other intangible assets:      $      --   $      --  $      --
                                                                =========   =========  =========

 GAINS (LOSSES) ON DISPOSITION OF ASSETS:
 Cable                                                          $      --   $      --  $      --
 Publishing                                                            --          --         --
 Filmed Entertainment                                                  --          --         --
                                                                ---------   ---------  ---------
 Total gains (losses) on disposition of assets                  $      --   $      --  $      --
                                                                =========   =========  =========

GAINS (LOSSES) ON INVESTMENTS:
Gain on sale of Columbia House                                  $      --   $      --  $      --
Gain on redemption of TiVo                                             --          --         --
Gain on Hughes Electronics Corp.                                       --          --         50
Gain on ChinaDotCom                                                    --          --         --
Gain on Comedy Central                                                 --          --         --
Gain on sale of international theater chains                           --          --         35
Gain on other investments                                              --          --         24
                                                                ---------   ---------  ---------
                                   Sub-Total                           --          --        109

Loss on writedown of Hughes Electronics Corp.                          --          --         --
Loss on writedown of Gateway, Inc.                                   (155)         --         --
Loss on writedown of America Online Latin America, Inc.                --          --         --
Loss on writedown of AOL Japan                                         --          --         --
Loss on writedown of NTV                                               --          --         --
Loss on writedown of Time Warner Telecom Inc.                          --        (571)        --
Loss on writedown of unconsolidated cable system joint ventures        --          --         --
Loss on writedown of other investments                               (465)        (10)        (6)
                                                                ---------   ---------  ---------
                                  Sub-Total                          (620)       (581)        (6)

 Total gains (losses) on investments                            $    (620)  $    (581) $     103
                                                                =========   =========  =========
OTHER:

MICROSOFT SETTLEMENT                                            $      --   $      --  $      --
                                                                =========   =========   ========
Total of above mentioned items                                  $    (691)  $    (683)  $     79

Income tax impact                                                     276         273        (32)
                                                                ---------   ---------  ---------

Impact of items on income (loss) before discontinued
 operations and cumulative effect of accounting change          $    (415)  $    (410)  $     47
                                                                =========   =========   ========


                                                                    THREE MONTHS ENDED
                                                               ---------------------------------
                                                                          JUNE 30,
                                                               --------------------------------
                                                                 2001       2002        2003
                                                               ---------  ---------   ---------
 MERGER AND RESTRUCTURING COSTS:
 AOL                                                           $      --  $      --   $      --
 Cable                                                                --         --          --
 Filmed Entertainment                                                 --         --          --
 Networks                                                             --         --          --
 Publishing                                                           --         --          (6)
 Corporate                                                            --         --          --
                                                               ---------  ---------   ---------

 Total merger and restructuring costs                          $      --  $      --   $      (6)
                                                               =========  =========   =========

 IMPAIRMENT OF GOODWILL AND OTHER INTANGIBLE ASSETS:
 AOL                                                           $      --  $      --   $      --
 Cable                                                                --         --          --
 Networks                                                             --         --        (178)
 Publishing                                                           --         --         (99)
 Corporate                                                            --         --          --
                                                               ---------  ---------   ---------
 Total impairment of goodwill and other intangible assets:     $      --  $      --   $    (277)
                                                               =========  =========   =========

 GAINS (LOSSES) ON DISPOSITION OF ASSETS:
 Cable                                                         $      --  $      --   $      --
 Publishing                                                           --         --          --
 Filmed Entertainment                                                 --         --          43
                                                               ---------  ---------   ---------
 Total gains (losses) on disposition of assets                 $      --  $      --   $      43
                                                               =========  =========   =========

GAINS (LOSSES) ON INVESTMENTS:
Gain on sale of Columbia House                                 $      --  $      59   $      --
Gain on redemption of TiVo                                            --         31          --
Gain on Hughes Electronics Corp.                                      --         --          --
Gain on ChinaDotCom                                                   --         --          --
Gain on Comedy Central                                                --         --         513
Gain on sale of international theater chains                          --         --          14
Gain on other investments                                             --         --          15
                                                               ---------  ---------   ---------
                                   Sub-Total                          --         90         542

Loss on writedown of Hughes Electronics Corp.                         --         --          --
Loss on writedown of Gateway, Inc.                                    --       (101)         --
Loss on writedown of America Online Latin America, Inc.               --         --          --
Loss on writedown of AOL Japan                                        --         --         (77)
Loss on writedown of NTV                                              --         --         (71)
Loss on writedown of Time Warner Telecom Inc.                         --       (201)         --
Loss on writedown of unconsolidated cable system joint ventures       --         --          --
Loss on writedown of other investments                                --        (54)         (3)
                                                               ---------  ---------   ---------
                                  Sub-Total                           --       (356)       (151)

 Total gains (losses) on investments                           $      --  $    (266)  $     391
                                                               =========  =========   =========
OTHER:

MICROSOFT SETTLEMENT                                           $      --  $      --   $     760
                                                               =========  =========   =========

Total of above mentioned items                                 $      --  $    (266)  $     911

Income tax impact                                                     --        106        (383)
                                                               ---------  ---------   ---------

Impact of items on income (loss) before discontinued
 operations and cumulative effect of accounting change         $      --  $    (160)  $     528
                                                               =========  =========   =========


                                                                       THREE MONTHS ENDED
                                                                ----------------------------------
                                                                          SEPTEMBER 30,
                                                                ---------------------------------
                                                                  2001        2002         2003
                                                                ---------   ---------   ---------
 MERGER AND RESTRUCTURING COSTS:
 AOL                                                            $    (134)  $     (67)  $     (26)
 Cable                                                                 --          --          --
 Filmed Entertainment                                                  --          --          --
 Networks                                                              --          --         (13)
 Publishing                                                            --          --          (3)
 Corporate                                                             --         (10)         --
                                                                ---------   ---------   ---------

 Total merger and restructuring costs                           $    (134)  $     (77)  $     (42)
                                                                =========   =========   =========

 IMPAIRMENT OF GOODWILL AND OTHER INTANGIBLE ASSETS:
 AOL                                                            $      --   $      --   $      --
 Cable                                                                 --          --          --
 Networks                                                              --          --         (41)
 Publishing                                                            --          --          --
 Corporate                                                             --          --          --
                                                                ---------   ---------   ---------
 Total impairment of goodwill and other intangible assets:      $      --   $      --   $     (41)
                                                                =========   =========   =========

 GAINS (LOSSES) ON DISPOSITION OF ASSETS:
 Cable                                                          $      --   $      --   $      --
 Publishing                                                            --          --          --
 Filmed Entertainment                                                  --          --          --
                                                                ---------   ---------   ---------
 Total gains (losses) on disposition of assets                  $      --   $      --   $      --
                                                                =========   =========   =========

GAINS (LOSSES) ON INVESTMENTS:
Gain on sale of Columbia House                                  $      --   $      --   $      --
Gain on redemption of TiVo                                             --          --          --
Gain on Hughes Electronics Corp.                                       --          --          --
Gain on ChinaDotCom                                                    --          --          52
Gain on Comedy Central                                                 --          --          --
Gain on sale of international theater chains                           --          --          17
Gain on other investments                                              --          --          58
                                                                ---------   ---------   ---------
                                   Sub-Total                           --          --         127

Loss on writedown of Hughes Electronics Corp.                          --        (505)         --
Loss on writedown of Gateway, Inc.                                    (31)        (39)         --
Loss on writedown of America Online Latin America, Inc.                --        (106)         --
Loss on writedown of AOL Japan                                         --          --          --
Loss on writedown of NTV                                               --          --          --
Loss on writedown of Time Warner Telecom Inc.                          --         (24)         --
Loss on writedown of unconsolidated cable system joint ventures        --          --          --
Loss on writedown of other investments                               (161)        (54)        (10)
                                                                ---------   ---------   ---------
                                  Sub-Total                          (192)       (728)        (10)

 Total gains (losses) on investments                            $    (192)  $    (728)  $     117
                                                                =========   =========   =========

OTHER:

MICROSOFT SETTLEMENT                                            $      --   $      --   $      --
                                                                =========   =========   =========

Total of above mentioned items                                  $    (326)  $    (805)  $      34

Income tax impact                                                     130         322         (14)
                                                                ---------   ---------   ---------

Impact of items on income (loss) before discontinued
 operations and cumulative effect of accounting change          $    (196)  $    (483)  $      20
                                                                =========   =========   =========


                                                                     THREE MONTHS ENDED
                                                                --------------------------------
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                  2001        2002       2003
                                                                ---------   ---------  ---------
 MERGER AND RESTRUCTURING COSTS:
 AOL                                                            $      --   $    (124)
 Cable                                                                 --         (15)
 Filmed Entertainment                                                  --          --
 Networks                                                              --          --
 Publishing                                                            --          --
 Corporate                                                             (9)         (9)
                                                                ---------   ---------  ---------

 Total merger and restructuring costs                           $      (9)  $    (148)
                                                                =========   =========  =========

 IMPAIRMENT OF GOODWILL AND OTHER INTANGIBLE ASSETS:
 AOL                                                            $      --   $ (33,489)
 Cable                                                                 --     (10,550)
 Networks                                                              --          --
 Publishing                                                            --          --
 Corporate                                                             --          --
                                                                ---------   ---------  ---------
 Total impairment of goodwill and other intangible assets:      $      --   $ (44,039)
                                                                =========   =========  =========

 GAINS (LOSSES) ON DISPOSITION OF ASSETS:
 Cable                                                          $      --   $       6
 Publishing                                                            --          --
 Filmed Entertainment                                                  --          --
                                                                ---------   ---------  ---------
 Total gains (losses) on disposition of assets                  $      --   $       6
                                                                =========   =========  =========

GAINS (LOSSES) ON INVESTMENTS:
Gain on sale of Columbia House                                  $      --   $      --
Gain on redemption of TiVo                                             --          --
Gain on Hughes Electronics Corp.                                       --          --
Gain on ChinaDotCom                                                    --          --
Gain on Comedy Central                                                 --          --
Gain on sale of international theater chains                           --          --
Gain on other investments                                              --          34
                                                                ---------   ---------  ---------
                                   Sub-Total                           --          34

Loss on writedown of Hughes Electronics Corp.                        (270)         --
Loss on writedown of Gateway, Inc.                                     --          --
Loss on writedown of America Online Latin America, Inc.                --         (25)
Loss on writedown of AOL Japan                                         --          --
Loss on writedown of NTV                                               --          --
Loss on writedown of Time Warner Telecom Inc.                      (1,200)         --
Loss on writedown of unconsolidated cable system joint ventures        --        (420)
Loss on writedown of other investments                               (246)        (89)
                                                                ---------   ---------  ---------
                                  Sub-Total                        (1,716)       (534)

 Total gains (losses) on investments                            $  (1,716)  $    (500)
                                                                =========   =========  =========

OTHER:

MICROSOFT SETTLEMENT                                            $      --   $      --
                                                                =========   =========  =========

Total of above mentioned items                                  $  (1,725)  $ (44,681) $

Income tax impact                                                     690         257
                                                                ---------   ---------  ---------

Impact of items on income (loss) before discontinued
 operations and cumulative effect of accounting change          $  (1,035)  $ (44,424)
                                                                =========   =========  =========



                                                                             YEARS ENDED
                                                                  ---------------------------------
                                                                             DECEMBER 31,
                                                                  ---------------------------------
                                                                     2001       2002         2003
                                                                  ---------   ---------   ---------
 MERGER AND RESTRUCTURING COSTS:
 AOL                                                              $    (201)  $    (266)
 Cable                                                                   --         (15)
 Filmed Entertainment                                                    --          --
 Networks                                                                --          --
 Publishing                                                              --          --
 Corporate                                                              (13)        (46)
                                                                  ---------   ---------   ---------

 Total merger and restructuring costs                             $    (214)  $    (327)
                                                                  =========   =========   =========

 IMPAIRMENT OF GOODWILL AND OTHER INTANGIBLE ASSETS:
 AOL                                                              $      --   $ (33,489)
 Cable                                                                   --     (10,550)
 Networks                                                                --          --
 Publishing                                                              --          --
 Corporate                                                               --          --
                                                                  ---------   ---------   ---------
 Total impairment of goodwill and other intangible assets:        $      --   $ (44,039)
                                                                  =========   =========   =========

 GAINS (LOSSES) ON DISPOSITION OF ASSETS:
 Cable                                                            $      --   $       6
 Publishing                                                              --          --
 Filmed Entertainment                                                    --          --
                                                                  ---------   ---------   ---------
 Total gains (losses) on disposition of assets                       $      --   $       6
                                                                  =========   =========   =========

GAINS (LOSSES) ON INVESTMENTS:
Gain on sale of Columbia House                                    $      --   $      59
Gain on redemption of TiVo                                               --          31
Gain on Hughes Electronics Corp.                                         --          --
Gain on ChinaDotCom                                                      --          --
Gain on Comedy Central                                                   --          --
Gain on sale of international theater chains                             --          --
Gain on other investments                                                --          34
                                                                  ---------   ---------   ---------
                                   Sub-Total                             --         124

Loss on writedown of Hughes Electronics Corp.                          (270)       (505)
Loss on writedown of Gateway, Inc.                                     (186)       (140)
Loss on writedown of America Online Latin America, Inc.                  --        (131)
Loss on writedown of AOL Japan                                           --          --
Loss on writedown of NTV                                                 --          --
Loss on writedown of Time Warner Telecom Inc.                        (1,200)       (796)
Loss on writedown of unconsolidated cable system joint ventures          --        (420)
Loss on writedown of other investments                                 (872)       (207)
                                                                  ---------   ---------   ---------
                                  Sub-Total                          (2,528)     (2,199)

 Total gains (losses) on investments                              $  (2,528)  $  (2,075)
                                                                  =========   =========   =========

OTHER:
MICROSOFT SETTLEMENT                                              $      --   $      --
                                                                  =========   =========   =========
Total of above mentioned items                                    $  (2,742)  $ (46,435)  $

Income tax impact                                                     1,096         958
                                                                  ---------   ---------   ---------

Impact of items on income (loss) before discontinued
 operations and cumulative effect of accounting change            $  (1,646)  $ (45,477)
                                                                  =========   =========   =========

                                                                      SCHEDULE 5

                                TIME WARNER INC.
                             2003 TRENDING SCHEDULES
                                   KEY METRICS
                (IN MILLIONS, UNLESS OTHERWISE NOTED; UNAUDITED)



                                                                           THREE MONTHS ENDED
                                                                        -----------------------------
                                                                                 MARCH 31,
                                                                        ----------------------------
                                                                          2001      2002      2003
                                                                        --------  --------  --------

TIME WARNER
Cash Provided by Operations(1)                                          $    973  $  1,759  $  1,545
Free Cash Flow from continuing operations(1)                            $    (11) $    901  $    750
Net Debt & Other Obligations(2)                                         $ 18,925  $ 26,818  $ 26,272
Capital Spending and Development Costs from continuing operations       $    777  $    572  $    540

AOL
Total AOL brand
   Subscribers (in thousands)(3)                                          28,766    34,610    34,386
   Net subscriber additions (in thousands)                                 2,049     1,370      (817)
Total AOL brand - U.S.
   Subscribers (in thousands)(3)                                          22,711    26,051    26,192
   Net subscriber additions (in thousands)                                 1,180       810      (289)
Total AOL Europe
   Subscribers (in thousands)(3)                                           4,470     5,921     6,289
   Net subscriber additions (in thousands)                                   551       394       (63)
Domestic average monthly revenue per AOL brand subscriber(4)            $  24.42  $  23.20  $  20.74
Domestic average monthly subscription revenue per AOL brand subscriber  $  17.29  $  18.04  $  18.52

CABLE
Homes Passed (in thousands)(5)                                            17,889    18,131    18,611
Basic cable:
   Subscribers (in thousands)(5)                                          10,762    10,785    10,934
   Subscriber growth(6)                                                      0.5%      0.5%      1.1%
Digital cable: (7)
   Subscribers (in thousands)(5)                                           1,780     2,990     3,946
   Subscriber net additions (in thousands)                                   326       227       199
   Subscriber growth                                                         269%       68%       32%
High speed data- residential:
   Subscribers (in thousands)(5)                                             909     1,722     2,686
   Subscriber net additions (in thousands)                                   174       232       260
   Subscriber growth                                                         181%       89%       56%
High speed data - commercial:
   Subscribers (in thousands)(5)                                              19        50        90
   Subscriber net additions (in thousands)                                     1         5         7
   Subscriber growth                                                         171%      163%       80%
Average monthly revenue per basic cable subscriber(8)                   $  51.08  $  60.72  $  65.54
Total capital spending                                                  $    473  $    358  $    346

FILMED ENTERTAINMENT
Total worldwide home video revenues                                     $    560  $    528  $    831
Number of domestic theatrical releases                                        10        10         7
DVD sales (in dollars)                                                  $    281  $    341  $    658
DVD sales (units in thousands)                                            23,998    31,376    58,034
DVD net revenue growth                                                        89%       21%       93%
Broadcast and cable advanced sales excluding barter                     $  3,321  $  3,614  $  3,581


                                                                            THREE MONTHS ENDED
                                                                        -----------------------------
                                                                                 JUNE 30,
                                                                        ----------------------------
                                                                          2001      2002      2003
                                                                        --------  --------  --------

TIME WARNER
Cash Provided by Operations(1)                                          $  1,290  $  2,169  $  2,250
Free Cash Flow from continuing operations(1)                            $    362  $  1,308  $  1,559
Net Debt & Other Obligations(2)                                         $ 19,120  $ 25,538  $ 24,243
Capital Spending and Development Costs from continuing operations       $    768  $    732  $    680

AOL
Total AOL brand
   Subscribers (in thousands)(3)                                          30,057    35,102    33,248
   Net subscriber additions (in thousands)                                 1,290       492    (1,138)
Total AOL brand - U.S.
   Subscribers (in thousands)(3)                                          23,410    26,528    25,346
   Net subscriber additions (in thousands)                                   699       477      (846)
Total AOL Europe
   Subscribers (in thousands)(3)                                           4,817     5,999     6,237
   Net subscriber additions (in thousands)                                   347        78       (52)
Domestic average monthly revenue per AOL brand subscriber(4)            $  23.36  $  22.09   $ 20.28
Domestic average monthly subscription revenue per AOL brand subscriber  $  17.26  $  18.18   $ 18.63

CABLE
Homes Passed (in thousands)(5)                                            17,845    18,248    18,677
Basic cable:
   Subscribers (in thousands)(5)                                          10,689    10,821    10,938
   Subscriber growth(6)                                                      0.4%      1.0%      0.9%
Digital cable: (7)
   Subscribers (in thousands)(5)                                           2,070     3,227     4,082
   Subscriber net additions (in thousands)                                   290       237       136
   Subscriber growth                                                         188%       56%       26%
High speed data- residential:
   Subscribers (in thousands)(5)                                           1,078     1,919     2,856
   Subscriber net additions (in thousands)                                   169       197       170
   Subscriber growth                                                         154%       78%       49%
High speed data - commercial:
   Subscribers (in thousands)(5)                                              24        58       104
   Subscriber net additions (in thousands)                                     5         8        14
   Subscriber growth                                                         200%      142%       79%
Average monthly revenue per basic cable subscriber(8)                   $  53.74  $  63.41  $  68.43
Total capital spending                                                  $    455  $    457  $    427

FILMED ENTERTAINMENT
Total worldwide home video revenues                                     $    665  $  1,126  $  1,160
Number of domestic theatrical releases                                         8         9         9
DVD sales (in dollars)                                                  $    321  $    653  $    874
DVD sales (units in thousands)                                            28,282    55,748    71,891
DVD net revenue growth                                                        42%      103%       34%
Broadcast and cable advanced sales excluding barter                     $  3,416  $  3,471  $  3,371



                                                                              THREE MONTHS ENDED
                                                                        -------------------------------
                                                                                 SEPTEMBER 30,
                                                                        ------------------------------
                                                                          2001       2002       2003
                                                                        --------   --------   --------

TIME WARNER
Cash Provided by Operations(1)                                          $  1,967   $  1,997   $  1,400
Free Cash Flow from continuing operations(1)                            $  1,129   $  1,114   $    497
Net Debt & Other Obligations(2)                                         $ 19,245   $ 25,984   $ 24,145
Capital Spending and Development Costs from continuing operations       $    691   $    680   $    625

AOL
Total AOL brand
   Subscribers (in thousands)(3)                                          31,336     35,308     32,384
   Net subscriber additions (in thousands)                                 1,279        206       (864)
Total AOL brand - U.S.
   Subscribers (in thousands)(3)                                          24,188     26,657     24,658
   Net subscriber additions (in thousands)                                   778        129       (688)
Total AOL Europe
   Subscribers (in thousands)(3)                                           5,027      6,147      6,260
   Net subscriber additions (in thousands)                                   210        148         23
Domestic average monthly revenue per AOL brand subscriber(4)            $  24.12   $  21.42   $  20.91
Domestic average monthly subscription revenue per AOL brand subscriber  $  18.06   $  18.34   $  19.28

CABLE
Homes Passed (in thousands)(5)                                            17,940     18,412     18,752
Basic cable:
   Subscribers (in thousands)(5)                                          10,671     10,862     10,928
   Subscriber growth(6)                                                      0.2%       1.5%       0.7%
Digital cable: (7)
   Subscribers (in thousands)(5)                                           2,357      3,456      4,213
   Subscriber net additions (in thousands)                                   287        229        131
   Subscriber growth                                                         127%        47%        22%
High speed data- residential:
   Subscribers (in thousands)(5)                                           1,271      2,156      3,046
   Subscriber net additions (in thousands)                                   193        237        190
   Subscriber growth                                                         134%        70%        41%
High speed data - commercial:
   Subscribers (in thousands)(5)                                              31         67        115
   Subscriber net additions (in thousands)                                     7          9         11
   Subscriber growth                                                         182%       116%        72%
Average monthly revenue per basic cable subscriber(8)                   $  55.37   $  62.76   $  68.84
Total capital spending                                                  $    400   $    410   $    359

FILMED ENTERTAINMENT
Total worldwide home video revenues                                     $    646   $  1,034   $    944
Number of domestic theatrical releases                                         8         10          7
DVD sales (in dollars)                                                  $    284   $    703   $    764
DVD sales (units in thousands)                                            23,307     50,068     61,451
DVD net revenue growth                                                        46%       148%         9%
Broadcast and cable advanced sales excluding barter                     $  3,529   $  3,312   $  3,755



                                                                            THREE MONTHS ENDED
                                                                       ----------------------------
                                                                                DECEMBER 31,
                                                                       ----------------------------
                                                                         2001       2002     2003
                                                                       --------   -------- --------

TIME WARNER
Cash Provided by Operations(1)                                         $  1,051   $  1,107
Free Cash Flow from continuing operations(1)                           $     17   $    166
Net Debt & Other Obligations(2)                                        $ 22,120   $ 25,779
Capital Spending and Development Costs from continuing operations      $    811   $    859

AOL
Total AOL brand
   Subscribers (in thousands)(3)                                         33,240     35,203
   Net subscriber additions (in thousands)                                1,904       (105)
Total AOL brand - U.S.
   Subscribers (in thousands)(3)                                         25,241     26,481
   Net subscriber additions (in thousands)                                1,053       (176)
Total AOL Europe
   Subscribers (in thousands)(3)                                          5,527      6,352
   Net subscriber additions (in thousands)                                  500        205
Domestic average monthly revenue per AOL brand subscriber(4)           $  24.70   $  22.14
Domestic average monthly subscription revenue per AOL brand subscriber $  18.44   $  18.66

CABLE
Homes Passed (in thousands)(5)                                           18,066     18,532
Basic cable:
   Subscribers (in thousands)(5)                                         10,741     10,914
   Subscriber growth(6)                                                     0.2%       1.3%
Digital cable: (7)
   Subscribers (in thousands)(5)                                          2,763      3,747
   Subscriber net additions (in thousands)                                  406        291
   Subscriber growth                                                         90%        36%
High speed data- residential:
   Subscribers (in thousands)(5)                                          1,490      2,426
   Subscriber net additions (in thousands)                                  219        270
   Subscriber growth                                                        103%        63%
High speed data - commercial:
   Subscribers (in thousands)(5)                                             45         83
   Subscriber net additions (in thousands)                                   14         16
   Subscriber growth                                                        150%        84%
Average monthly revenue per basic cable subscriber(8)                  $  58.87   $  65.51
Total capital spending                                                 $    485   $    588

FILMED ENTERTAINMENT
Total worldwide home video revenues                                    $    933   $  1,333
Number of domestic theatrical releases                                       11         11
DVD sales (in dollars)                                                 $    530   $    967
DVD sales (units in thousands)                                           47,100     76,765
DVD net revenue growth                                                       46%        82%
Broadcast and cable advanced sales excluding barter                    $  3,756   $  3,309



                                                                                 YEARS ENDED
                                                                         ------------------------------
                                                                                 DECEMBER 31,
                                                                         ------------------------------
                                                                           2001       2002       2003
                                                                         --------   --------   --------

TIME WARNER
Cash Provided by Operations(1)                                           $  5,281   $  7,032
Free Cash Flow from continuing operations(1)                             $  1,497   $  3,489
Net Debt & Other Obligations(2)                                          $ 22,120   $ 25,779
Capital Spending and Development Costs from continuing operations        $  3,047   $  2,843

AOL
Total AOL brand
   Subscribers (in thousands)(3)                                           33,240     35,203
   Net subscriber additions (in thousands)                                  6,523      1,963
Total AOL brand - U.S.
   Subscribers (in thousands)(3)                                           25,241     26,481
   Net subscriber additions (in thousands)                                  3,710      1,240
Total AOL Europe
   Subscribers (in thousands)(3)                                            5,527      6,352
   Net subscriber additions (in thousands)                                  1,608        825
Domestic average monthly revenue per AOL brand subscriber(4)             $  24.15   $  22.21
Domestic average monthly subscription revenue per AOL brand subscriber   $  17.76   $  18.31

CABLE
Homes Passed (in thousands)(5)                                             18,066     18,532
Basic cable:
   Subscribers (in thousands)(5)                                           10,741     10,914
   Subscriber growth(6)                                                       0.2%       1.3%
Digital cable: (7)
   Subscribers (in thousands)(5)                                            2,763      3,747
   Subscriber net additions (in thousands)                                  1,309        984
   Subscriber growth                                                           90%        36%
High speed data- residential:
   Subscribers (in thousands)(5)                                            1,490      2,426
   Subscriber net additions (in thousands)                                    755        936
   Subscriber growth                                                          103%        63%
High speed data - commercial:
   Subscribers (in thousands)(5)                                               45         83
   Subscriber net additions (in thousands)                                     27         38
   Subscriber growth                                                          150%        84%
Average monthly revenue per basic cable subscriber(8)                    $  54.77   $  63.10
Total capital spending                                                   $  1,813   $  1,813

FILMED ENTERTAINMENT
Total worldwide home video revenues                                      $  2,804   $  4,021
Number of domestic theatrical releases                                         37         40
DVD sales (in dollars)                                                   $  1,416   $  2,664
DVD sales (units in thousands)                                            122,687    213,957
DVD net revenue growth                                                         52%        88%
Broadcast and cable advanced sales excluding barter                      $  3,756   $  3,309




(1) See reconciliation of operating cash flow to free cash flow from continuing operations - Schedule 6.

(2) Net debt & other obligations represents total debt, including preferred securities of subsidiaries and borrowings against future stock option proceeds, net of cash and cash equivalents.

(3) Total AOL brand subscribers include subscribers of both consolidated entities and entities accounted for using the equity method of accounting. Additionally, total AOL brand subscribers include subscribers under various standard unlimited pricing plans, free trial, member service, retention programs, limited usage plans, Original Equipment Manufacturer bundled plans as well as bulk subscriptions sold at a discounted rate to AOL's selected strategic partners for distribution to their employees.

(4) Average monthly revenue per AOL brand subscriber represents the total revenue generated from the AOL Brand divided by average subscribers for the period.

(5) Cable homes passed and subscriber amounts include both consolidated entities and entities accounted for using the equity method of accounting.

(6) Basic cable subscriber growth represents growth from basic cable subscribers, excluding the impact on subscribers from acquisitions, dispositions and trades of cable systems.

(7) Digital subscribers reflect billable subscribers for any level of service received via digital technology (including the digital guide tier, the digital basic tier, digital sports tiers, digital movie tiers, etc.).

(8) Average monthly revenue per basic cable subscriber represents the consolidated cable revenues divided by the corresponding average consolidated basic cable subscribers for the period.

                                                                      SCHEDULE 6
                                TIME WARNER INC.
         RECONCILIATION OF CASH PROVIDED BY OPERATIONS TO FREE CASH FLOW
                           FROM CONTINUING OPERATIONS
                            (IN MILLIONS, UNAUDITED)



                                                   --------------------------
                                                           MARCH 31,
                                                   -------------------------
                                                     2001    2002     2003
                                                   -------  -------  -------

Cash provided by operations                        $   973  $ 1,759  $ 1,545
Less discontinued operations:
  Net (income) loss                                    177       (2)      34
  Other changes                                       (380)    (277)    (258)
                                                   -------  -------  -------
Cash provided by continuing operations                 770    1,480    1,321
Capital expenditures and product development
  cost from continuing operations                     (777)    (572)    (540)
Principal payments on capital leases from
  continuing operations                                 --       (7)     (31)
Dividends paid and partnership distributions from
  continuing operations                                 (4)      --       --
                                                   -------  -------  -------

Free cash flow from continuing operations          $   (11) $   901  $   750
                                                   =======  =======  =======




                                                  --------------------------
                                                           JUNE 30,
                                                  -------------------------
                                                   2001     2002     2003
                                                  -------  -------  -------

Cash provided by operations                       $ 1,290  $ 2,169  $ 2,250
Less discontinued operations:
  Net (income) loss                                   182       (7)      (3)
  Other changes                                      (342)    (112)      28
                                                  -------  -------  -------
Cash provided by continuing operations              1,130    2,050    2,275
Capital expenditures and product development
  cost from continuing operations                    (768)    (732)    (680)
Principal payments on capital leases from
  continuing operations                                --      (10)     (36)
Dividends paid and partnership distributions from
  continuing operations                                --       --       --
                                                  -------  -------  -------

Free cash flow from continuing operations         $   362  $ 1,308  $ 1,559
                                                  =======  =======  =======



                                                  --------------------------
                                                          SEPTEMBER 30,
                                                   -------------------------
                                                    2001     2002      2003
                                                   -------  -------  -------

Cash provided by operations                        $ 1,967  $ 1,997  $ 1,400
Less discontinued operations:
  Net (income) loss                                    202     (111)      (2)
  Other changes                                       (349)     (74)    (238)
                                                   -------  -------  -------
Cash provided by continuing operations               1,820    1,812    1,160
Capital expenditures and product development
  cost from continuing operations                     (691)    (680)    (625)
Principal payments on capital leases from
  continuing operations                                 --      (18)     (38)
Dividends paid and partnership distributions from
  continuing operations                                 --       --       --
                                                   -------  -------  -------

Free cash flow from continuing operations          $ 1,129  $ 1,114  $   497
                                                   =======  =======  =======


                                                   ----------------------------
                                                          DECEMBER 31,
                                                   ---------------------------
                                                    2001      2002      2003
                                                   -------   -------   -------

Cash provided by operations                        $ 1,051   $ 1,107
Less discontinued operations:
  Net (income) loss                                    152     1,132
  Other changes                                       (375)   (1,188)
                                                   -------   -------   -------
Cash provided by continuing operations                 828     1,051
Capital expenditures and product development
  cost from continuing operations                     (811)     (859)
Principal payments on capital leases from
  continuing operations                                 --       (26)
Dividends paid and partnership distributions from
  continuing operations                                 --        --
                                                   -------   -------   -------

Free cash flow from continuing operations          $    17   $   166
                                                   =======   =======   =======


                                                   ----------------------------
                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2001      2002      2003
                                                    -------   -------   -------

Cash provided by operations                         $ 5,281   $ 7,032
Less discontinued operations:
  Net (income) loss                                     713     1,012
  Other changes                                      (1,446)   (1,651)
                                                    -------   -------   -------
Cash provided by continuing operations                4,548     6,393
Capital expenditures and product development
  cost from continuing operations                    (3,047)   (2,843)
Principal payments on capital leases from
  continuing operations                                  --       (61)
Dividends paid and partnership distributions from
  continuing operations                                  (4)       --
                                                    -------   -------   -------

Free cash flow from continuing operations           $ 1,497   $ 3,489
                                                    =======   =======   =======